FEDERATED INCOME TRUST
--------------------------------------------------------------------------------
Institutional Shares

--------------------------------------------------------------------------------
Institutional Service Shares

SUPPLEMENT TO PROSPECTUSES DATED MARCH 31, 2000

On page 14 of each prospectus under the section entitled "THE FUND'S PORTFOLIO MANAGERS ARE," please delete the biography of Edward J. Tiedge in its entirety and add the following as the second paragraph:

      TODD A. ABRAHAM

     Todd A. Abraham has been the Fund's Portfolio Manager since September 2000. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Kathleen M. Foody-Malus remains as Portfolio Manager to the Fund.

                                                              September 30, 2000


Cusip 314199100
Cusip 314199209
25668 (9/00)